UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): November 14, 2017

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

      Nevada                           001-31540               91-1922863
 --------------------              -------------------       -----------------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969

                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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                                EXPLANATORY NOTE

     The purpose of this amended 8-K report is to change Item 7.01 to Item 8.01.

Item 2.02   Results of Operations and Financial Condition

     On November 14, 2017, the Company issued a press release announcing the Company's financial results for the three months ended September 30, 2017.

Item 8.01   Other Events

     On November 15, 2017, the Company held a conference call to discuss its financial results for the three months ended September 30, 2017, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number    Description of Document
--------  -----------------------

  99.1    November 14, 2017 Press Release (1)

  99.2 Text of opening remarks by Dan O'Brien/November 15, 2017 conference call (1)

(1) Incorporated by reference to the Company's 8-K report filed on November 17, 2017.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 25, 2018
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     -------------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer